SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2006

TECHNEST HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27023	88-0357272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One McKinley Square, Fifth Floor, Boston, MA 02109
(Address of principal executive offices) (Zip Code)

276 Washington Street, No. 367,  Boston, MA 02108
(Mailing Address)

(617) 722-9800
 (Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “designed,” “estimate,” “plan” and “continue.” Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct.

These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Technest Holdings, Inc. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying our forward-looking statements prove incorrect, our future performance and actual results of operations could vary significantly from those anticipated, projected, believed, expected, intended or implied. We undertake no obligation to update any of the forward-looking statements in this Report, which speak only as of the date they were made.

ITEM 1.01  Entry into Material Definitive Agreements

Bank Financing

On August 10, 2006, Technest Holdings, Inc., a Nevada corporation (the “Company” “Technest,” “we,” “our,” or the “Registrant”) and its wholly-owned subsidiaries, E-OIR Technologies, Inc. (“EOIR”) and Genex Technologies, Inc. (“Genex”), closed on a financing (the “Financing”) under two Loan and Security Agreements with Silicon Valley Bank (the “Bank”) executed on August 4, 2006 (the “Credit Agreements”). One Credit Agreement provides for a term loan facility under which the Company may borrow term loans with an initial minimum loan of $3,000,000 (the “Term Loan Facility”). Subject to the Bank’s receipt of additional documentation for the period through the month ending December 31, 2006 and if no event of default under the Credit Agreement has occurred or is continuing, we may borrow up to an additional $1,000,000 under the Term Loan Facility on or before February 15, 2007. The other Credit Agreement provides for a one year revolving line of credit for up to $8,750,000 (the “Revolver”), provided that our borrowing under the Revolver is limited to 80% of our eligible accounts receivable. In addition, the maximum amount outstanding under both Credit Agreements at any time may not exceed $10,000,000. Both the Term Loan Facility and the Revolver are secured by all of our assets and the assets of our subsidiaries, including all of our intellectual property and of our subsidiaries

Upon the date of closing under the Credit Agreements, we borrowed the entire $3,000,000 available under the Term Loan Facility and borrowed approximately $4,445,000 under the Revolver.

Interest on all outstanding amounts under the Term Loan is payable monthly at a rate equal to the Bank’s prime rate plus 2.75%. This interest rate will be reduced to (i) the Bank’s prime rate plus 2.00% if we achieve a Fixed Charge Coverage Ratio (as defined in the Credit Agreement with respect to the Term Loan Facility) of at least 1.75 to 1.0 for three consecutive fiscal quarters after August 4, 2006 or (ii) the Bank’s prime rate plus 1.50% if we achieve a Fixed Charge Coverage Ratio of at least 2.0 to 1.0 for three consecutive fiscal quarters after August 4, 2006. Each loan under the Term Loan Facility is repayable in 36 equal monthly principal installments plus accrued interest.

The Revolver will bear interest at a rate equal to the Bank’s prime rate plus 0.50% per annum, but we must pay a minimum quarterly amount equal to the interest on an outstanding balance of $1,400,000. In addition, we will pay a monthly collateral handling fee of 0.10% per month on financed receivables. Interest and handling fees are paid as invoices are collected.

The financial covenants under the Term Loan require that we maintain, on a monthly basis tested as of the last day of each month, a minimum quick ratio (representing the ratio of quick assets (or cash and accounts receivable) plus total marketable securities to current liabilities, plus all short-term indebtedness to the Bank but excluding subordinated debt and debt from affiliates) of 0.70 to 1.0 through November 30, 2006, 0.85 to 1.0 from December 31, 2006 through May 31, 2007, 1.0 to 1.0 from June 30, 2007 through August 31, 2007 and 1.20 to 1.0 from September 30, 2007 and all monthly reporting periods thereafter. If we do not maintain these ratios, then the sum of our cash plus 80% of our eligible accounts receivable minus our borrowings under the Revolver must exceed $2,000,000. We must maintain a Fixed Charge Coverage Ratio measured on the last day of every month for the three month period ending on the last day of such month, of at least 1:0 to 1:0 through periods ending November 30, 2006; at least 1.25:1.0 for periods ending on December 31, 2006 through May 31, 2007; and at least 1.50:1.0 for all periods thereafter. In addition, the Credit Agreements contain affirmative and negative covenants concerning our operations including restrictions on our ability to dispose of our assets, change our business, ownership or management, incur other indebtedness, create or permit liens on our property, make investments, pay dividends, redeem stock or engage in transactions with affiliates.

Markland Technologies, Inc. (“Markland”), the holder of the majority of Technest’s common stock, has entered into an Unconditional Guaranty pursuant to which Markland agreed to guaranty up to $6,000,000 of the principal obligations plus interest thereon and related expenses under the Credit Agreements and a Stock Pledge Agreement pursuant to which Markland pledged to the Bank 1,739,130 shares of Technest common stock currently owned by Markland, which had a market value of $6,000,000 as of August 4, 2006. The Guaranty and the Stock Pledge Agreement terminate August 3, 2008 if no event of default has occurred.

The Credit Agreements, the Unconditional Guaranty by Markland and the Stock Pledge Agreement are filed hereto as Exhibits 10.1, 10.2, 10.4 and 10.5, respectively.

Pre-Payment of Promissory Notes and Settlement of Moulton Litigation

We used a portion of the proceeds of the Financing to pre-pay the outstanding principal of $4,952,526.09 of certain EOIR promissory notes issued in June 2004. After these payments, there remains outstanding EOIR notes issued in June 2004 having a total outstanding principal balance of $1,655,892.76, of which $608,957.46 is outstanding principal owed to Technest’s current Chief Executive Officer and one of our directors, Joseph P. Mackin. The security interest securing these remaining notes was subordinated to the Bank’s first priority security interest.

In addition, we used a portion of the proceeds of the Financing to fully settle the lawsuit initiated by Joseph R. Moulton, Sr. in the Circuit Court of Spotsylvania County, Virginia, against Markland, EOIR, and Technest’s former Chief Executive Officer and former director, Robert Tarini, in his capacity as Markland’s Chief Executive Officer. Upon an additional payment to Mr. Moulton of $120,000 and the pre-payment in full of certain outstanding EOIR notes issued in June 2004 as stated above, the parties agreed to dismiss their claims against one another.

ITEM 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 3.02  Unregistered Sale of Equity Securities.

As consideration for the Credit Agreements and in connection with the closing of the Financing, we issued the Bank a Warrant to purchase 75,000 shares of Technest common stock at an exercise price of $5.85 per share. The Warrant expires August 3, 2013. We also entered into a Registration Rights Agreement with the Bank pursuant to which we granted “piggy-back” and S-3 registration rights for the shares of Technest common stock underlying the Warrant. This transaction was not registered under the Securities Act, but was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof. The Warrant and Registration Rights Agreement are filed hereto as Exhibits 4.1 and 4.2, respectively.

As consideration for the subordination of the security interest to the Bank and in connection with the closing of the Financing, we agreed to issue to the seven remaining EOIR subordinated note holders a total of 99,778 shares of our common stock, of which our current Chief Executive Officer and one of our directors, Joseph P. Mackin, received 23,913 shares. Of the remaining six other note holders, five are our employees and one is a consultant. This transaction was not registered under the Securities Act, but was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof.

The information set forth in Item 1.01 of this Current Report on Form 8-K is also incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
4.1	Technest Common Stock Warrant issued to Silicon Valley Bank dated August 4, 2006.
4.2	Registration Rights Agreement between Technest Holdings, Inc. and Silicon Valley Bank dated August 4, 2006.
10.1	Loan and Security Agreement for Term Loan among Silicon Valley Bank, Technest Holdings, Inc., E-OIR Technologies, Inc. and Genex Technologies, Inc. dated August 4, 2006.
10.2	Loan and Security Agreement for Working Capital Line of Credit among Silicon Valley Bank, Technest Holdings, Inc., E-OIR Technologies, Inc. and Genex Technologies, Inc. dated August 4, 2006.
10.3	Intellectual Property Security Agreement among Silicon Valley Bank, Technest Holdings, Inc., E-OIR Technologies, Inc. and Genex Technologies, Inc. dated August 4, 2006.
10.4	Unconditional Guaranty by Markland Technologies, Inc. dated August 4, 2006.
10.5	Stock Pledge Agreement between Markland Technologies, Inc. and Silicon Valley Bank dated August 4, 2006.
10.6	Agreement relating to Certain Promissory Notes between Technest Holdings, Inc. and Joseph P. Mackin dated August 4, 2006.
10.7	First Allonge to Promissory Note of Joseph P. Mackin dated August 4, 2006.
10.8	Restricted Stock Grant Agreement between Technest Holdings, Inc. and Joseph P. Mackin dated August 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNEST HOLDINGS, INC.

By: /s/ Gino M. Pereira
 Chief Financial Officer

Date: August 14, 2006

EXHIBIT INDEX

Exhibit No.	Description
4.1	Technest Common Stock Warrant issued to Silicon Valley Bank dated August 4, 2006. Filed herewith.
4.2	Registration Rights Agreement between Technest Holdings, Inc. and Silicon Valley Bank dated August 4, 2006. Filed herewith.
10.1	Loan and Security Agreement for Term Loan among Silicon Valley Bank, Technest Holdings, Inc., E-OIR Technologies, Inc. and Genex Technologies, Inc. dated August 4, 2006. Filed herewith.
10.2
Loan and Security Agreement for Working Capital Line of Credit among Silicon Valley Bank, Technest Holdings, Inc., E-OIR Technologies, Inc. and Genex Technologies, Inc. dated August 4, 2006. Filed herewith.

10.3	Intellectual Property Security Agreement among Silicon Valley Bank, Technest Holdings, Inc., E-OIR Technologies, Inc. and Genex Technologies, Inc. dated August 4, 2006. Filed herewith.
10.4	Unconditional Guaranty by Markland Technologies, Inc. dated August 4, 2006. Filed herewith.
10.5	Stock Pledge Agreement between Markland Technologies, Inc. and Silicon Valley Bank dated August 4, 2006. Filed herewith.
10.6	Agreement relating to Certain Promissory Notes between Technest Holdings, Inc. and Joseph P. Mackin dated August 4, 2006. Filed herewith.
10.7	First Allonge to Promissory Note of Joseph P. Mackin dated August 4, 2006. Filed herewith.
10.8	Restricted Stock Grant Agreement between Technest Holdings, Inc. and Joseph P. Mackin dated August 4, 2006. Filed herewith.